                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]                    FILED BY A PARTY OTHER
                                               THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

CHECK THE APPROPRIATE BOX:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                            MFS Charter Income Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total Fee Paid:

    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount previously paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

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


                         MFS(R) CHARTER INCOME TRUST
               500 Boylston Street, Boston, Massachusetts 02116

              Notice of the 2002 Annual Meeting of Shareholders
                          To be held on October 1, 2002

The 2002 Annual Meeting of Shareholders of MFS(R) Charter Income Trust (the "Trust") will be held at 500 Boylston Street, Boston, Massachusetts, at 9:30 a.m. on Tuesday, October 1, 2002, for the following purposes:

ITEM 1. To elect William R. Gutow, J. Atwood Ives, Abby M. O'Neill and Jeffrey L. Shames as Trustees of the Trust;

ITEM 2. To ratify the selection of Ernst & Young LLP as the independent auditors to be employed by the Trust for the current fiscal year; and


ITEM 3. To transact such other business as may come before the Meeting and any adjournments thereof.

         YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL ITEMS.


Only shareholders of record on August 2, 2002 will be entitled to vote at the Annual Meeting of Shareholders.


                                         STEPHEN E. CAVAN, Secretary and Clerk


August 15, 2002


YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP IN AVOIDING THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

                           MFS(R) CHARTER INCOME TRUST
                                 Proxy Statement

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of MFS(R) Charter Income Trust (the "Trust") to be used at the 2002 Annual Meeting of Shareholders (the "Meeting") to be held at 9:30 a.m. on Tuesday, October 1, 2002, at 500 Boylston Street, Boston, Massachusetts, for the purposes set forth in the accompanying Notice. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the proxy tabulation agent, Management Information Services Corporation ("MIS"), 61 Accord Park Drive, Norwell, Massachusetts, 02061 or delivered at the Meeting. On August 2, 2002, there were 64,755,283.40 outstanding shares of the Trust. Shareholders of record at the close of business on August 2, 2002, will be entitled to one vote for each share held.

The mailing address of the Trust is 500 Boylston Street, Boston, Massachusetts 02116. Solicitation of proxies is being made by the mailing of this Notice and Proxy Statement with its enclosures on or about August 15, 2002. A copy of the Trust's most recent annual report and semi-annual report may be obtained without charge by contacting MFS Service Center, Inc., the Trust's transfer and shareholder servicing agent (the "Shareholder Servicing Agent"), P.O. Box 2281, Boston, MA 02107-9906, or by telephone toll-free at (800) 637-2304.

ITEM 1 -- ELECTION OF TRUSTEES
The Board of Trustees which oversees the Trust provides broad supervision over the affairs of the Trust. Massachusetts Financial Services Company ("MFS" or the "Adviser"), the Trust's investment adviser and administrator, is responsible for the investment management of the Trust's assets and for providing a variety of other administrative services to the Trust. The officers of the Trust are responsible for its operations.

Under the provisions of the Trust's Declaration of Trust, the Trustees are divided into three classes each having a term of three years. It is intended that proxies not limited to the contrary will be voted in favor of electing William R. Gutow, J. Atwood Ives, Abby M. O'Neill and Jeffrey L. Shames as Trustees of the class whose term will expire at the 2005 Annual Meeting of Shareholders (or special meeting in lieu thereof). Under the terms of the Trust's retirement policy, the Trustees have a mandatory retirement age. Ms. O'Neill will retire in accordance with this policy on December 31, 2003. Messrs. Gutow, Ives and Shames and Ms. O'Neill are presently Trustees of the Trust. If, before the election, any nominee refuses or is unable to serve, proxies will be voted for a replacement nominee designated by your current Trustees.

The following table presents certain information regarding the Trustees of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout. An asterisk beside a Trustee's name indicates that he or she is an "interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of MFS and has been affiliated with MFS for more than five years, unless otherwise indicated.

                               POSITION(S) HELD          TRUSTEE         TERM               PRINCIPAL OCCUPATIONS & OTHER
   NAME, DATE OF BIRTH            WITH TRUST            SINCE(1)       EXPIRING      DIRECTORSHIPS(2) DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
Jeffrey L. Shames*          Chairman                 October 1993        2002     Massachusetts Financial Services Company,
(born 06/02/55)                                                                   Chairman and Chief Executive Officer
-----------------------------------------------------------------------------------------------------------------------------------
John W. Ballen*             Trustee                  August 2001         2003     Massachusetts Financial Services Company,
(born 09/12/59)                                                                   President and Director
-----------------------------------------------------------------------------------------------------------------------------------
Kevin R. Parke*             Trustee                  January 2002        2004     Massachusetts Financial Services Company, Chief
(born 12/14/59)                                                                   Investment Officer, Executive Vice President and
                                                                                  Director
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Lawrence H. Cohn, M.D.      Trustee                  August 1993         2004     Brigham and Women's Hospital, Chief of Cardiac
(born 03/11/37)                                                                   Surgery; Harvard Medical School, Professor of
                                                                                  Surgery
-----------------------------------------------------------------------------------------------------------------------------------
The Hon. Sir J. David       Trustee                  October 1993        2004     Edmund Gibbons Limited (diversified holding
  Gibbons, KBE                                                                    company), Chief Executive Officer; Colonial
(born 06/15/27)                                                                   Insurance Company Ltd., Director and Chairman;
                                                                                  Bank of Butterfield, Chairman (until 1997)
-----------------------------------------------------------------------------------------------------------------------------------
William R. Gutow            Trustee                  July 1994           2002     Private investor and real estate consultant;
(born 09/27/41)                                                                   Capitol Entertainment Management Company (video
                                                                                  franchise), Vice Chairman
-----------------------------------------------------------------------------------------------------------------------------------
J. Atwood Ives              Trustee                  February 1992       2002     Private investor; KeySpan Corporation (energy
(born 05/01/36)                                                                   related services), Director; Eastern Enterprises
                                                                                  (diversified services company), Chairman, Trustee
                                                                                  and Chief Executive Officer (until November 2000)
-----------------------------------------------------------------------------------------------------------------------------------
Abby M. O'Neill             Trustee                  October 1992        2002     Private investor; Rockefeller Financial Services,
(born 04/27/28)                                                                   Inc. (investment advisers), Chairman and Chief
                                                                                  Executive Officer
-----------------------------------------------------------------------------------------------------------------------------------
Lawrence T. Perera          Trustee                  July 1981           2004     Hemenway & Barnes (attorneys), Partner
(born 06/23/35)
-----------------------------------------------------------------------------------------------------------------------------------
William J. Poorvu           Trustee                  August 1982         2003     Private investor; Harvard University Graduate
(born 04/10/35)                                                                   School of Business Administration, Class of 1961
                                                                                  Adjunct Professor in Entrepreneuership Emeritus;
                                                                                  CBL & Associates Properties, Inc. (real estate
                                                                                  investment trust), Director
-----------------------------------------------------------------------------------------------------------------------------------
J. Dale Sherratt            Trustee                  August 1993         2003     Insight Resources, Inc. (acquisition planning
(born 09/23/38)                                                                   specialists), President; Wellfleet Investments
                                                                                  (investor in health care companies), Managing
                                                                                  General Partner (since 1993); Paragon Trade
                                                                                  Brands, Inc. (disposable consumer products),
                                                                                  Director; Cambridge Nutraceuticals (professional
                                                                                  nutritional products), Chief Executive Officer
                                                                                  (until May 2001)
-----------------------------------------------------------------------------------------------------------------------------------
Elaine R. Smith             Trustee                  February 1992       2004     Independent health care industry consultant
(born 04/25/46)
-----------------------------------------------------------------------------------------------------------------------------------
Ward Smith                  Trustee                  October 1992        2003     Private investor
(born 09/13/30)

----------
(1) Date first appointed to serve as Trustee of an MFS fund. Each Trustee has served continuously since appointment.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e.,
    "public companies").
  * "Interested person" of MFS within the meaning of the 1940 Act.

Messrs. Shames, Ballen and Parke hold comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Each Trustee serves as a board member of 117 MFS funds within the MFS Family of Funds. The address of each Trustee is c/o MFS, 500 Boylston Street, Boston, Massachusetts 02116.

Information about the executive officers of your Trust, share ownership, the identity of certain persons holding 5% or more of the outstanding shares of the Trust, Trustee compensation, and Board and Committee meetings, appears under "Trust Information" beginning on page 5.

REQUIRED VOTE. Approval of this matter as to any nominee will require the affirmative vote of a plurality of the Trust's outstanding shares voting at the Meeting in person or by proxy.

ITEM 2 -- RATIFICATION OF SELECTION OF ACCOUNTANTS
It is intended that proxies not limited to the contrary will be voted in favor of ratifying the selection, by a majority of the Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Trust, of Ernst & Young LLP, under section 32(a) of the 1940 Act as independent public accountants to the Trust for the current fiscal year. Ernst & Young LLP has no direct or material indirect interest in the Trust.

Representatives of Ernst & Young LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

The Audit Committee of the Board of Trustees issued the following report concerning the financial statements for the Trust's most recent fiscal year.

    The Audit Committee reviewed and discussed the audited financial statements with Trust management. The Audit Committee also discussed with Ernst & Young LLP the matters required to be discussed by SAS 61 (Communication with Audit Committees). The Audit Committee received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with Ernst & Young LLP its independence.

    Based on this review and these discussions, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Trust's annual report to shareholders for the fiscal year ended November 30, 2001 for filing with the Securities and Exchange Commission.

                                                  J. Dale Sherratt
                                                  Ward Smith

The following table sets forth the aggregate fees paid to Ernst & Young LLP for the Trust's fiscal year ended November 30, 2001, for professional services rendered for: (i) the audit of the Trust's financial statements for that fiscal year; (ii) the audits of the annual financial statements for all funds in the MFS fund complex audited by Ernst & Young LLP; (iii) financial information systems design and implementation services to the Trust, MFS and any entity controlling, controlled by or under common control with MFS that provides services to the Trust (including MFS Service Center, Inc.); and (iv) all other services (other than the foregoing services) to the Trust, MFS, and any entity controlling, controlled by or under common control with MFS that provides services to the Trust (approximately 70% of this amount represents fees for tax consulting services rendered to MFS and MFS related articles that provide services to the Trust). The Audit Committee of the Trust considered whether the provision of information technology services and of non-audit services by Ernst & Young LLP is compatible with the maintenance of that firm's independence.

                                                              FINANCIAL INFORMATION       ALL OTHER FEES (OTHER
                                                                SYSTEMS DESIGN AND         THAN FEES LISTED IN
                                   AGGREGATE AUDIT FEES        IMPLEMENTATION FEES          ADJOINING COLUMNS)
                                   PAID BY ALL FUNDS IN         PAID BY THE TRUST,          PAID BY THE TRUST,
      AUDIT FEES PAID BY             THE MFS COMPLEX           MFS AND MFS RELATED         MFS AND MFS RELATED
    THE TRUST FOR ITS MOST              AUDITED BY            ENTITIES THAT PROVIDE       ENTITIES THAT PROVIDE
      RECENT FISCAL YEAR            ERNST & Young LLP         Services to the Trust       Services to the Trust
------------------------------  --------------------------  --------------------------  --------------------------
           $31,000                       $892,000                      N/A                       $246,000

REQUIRED VOTE. Ratification of this matter will require the affirmative vote of a majority of the Trust's outstanding shares voting at the Meeting on this matter in person or by proxy.

TRUST INFORMATION
This section provides certain information about the Trust, including information about executive officers, share ownership, the identity of certain persons holding 5% or more of the outstanding shares of the Trust, Trustee compensation, and Board and Committee meetings.

EXECUTIVE OFFICERS
The following table provides information about the executive officers of the Trust including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

                                    POSITION(S) HELD             OFFICER                   PRINCIPAL OCCUPATIONS & OTHER
    NAME, DATE OF BIRTH              WITH THE TRUST              SINCE(1)           DIRECTORSHIPS(2) DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------

OFFICERS
Jeffrey L. Shames             President                     January 1999        Massachusetts Financial Services Company, Chairman
(born 06/02/55)                                                                 and Chief Executive Officer
-----------------------------------------------------------------------------------------------------------------------------------
James R. Bordewick, Jr.       Assistant Secretary           September 1990      Massachusetts Financial Services Company, Senior
(born 03/06/59)               and Assistant Clerk                               Vice President and Associate General Counsel
-----------------------------------------------------------------------------------------------------------------------------------
Stephen E. Cavan              Secretary and Clerk           December 1989       Massachusetts Financial Services Company, Senior
(born 11/06/53)                                                                 Vice President, General Counsel and Secretary
-----------------------------------------------------------------------------------------------------------------------------------
Robert R. Flaherty            Assistant Treasurer           August 2000         Massachusetts Financial Services Company, Vice
(born 09/18/63)                                                                 President (since August 2000); UAM Fund Services,
                                                                                Senior Vice President (prior to August 2000)
-----------------------------------------------------------------------------------------------------------------------------------
Richard M. Hisey              Treasurer                     August 2002         Massachusetts Financial Services Company, Senior
(born 08/29/58)                                                                 Vice President (since July 2002); The Bank of New
                                                                                York, Senior Vice President (September 2000 to July
                                                                                2002); Lexington Global Asset Managers, Inc.,
                                                                                Executive Vice President and General Manager (prior
                                                                                to September 2000)
-----------------------------------------------------------------------------------------------------------------------------------
Ellen Moynihan                Assistant Treasurer           April 1997          Massachusetts Financial Services Company, Vice
(born 11/13/57)                                                                 President
-----------------------------------------------------------------------------------------------------------------------------------
James O. Yost                 Assistant Treasurer           September 1990      Massachusetts Financial Services Company, Senior
(born 06/12/60)                                                                 Vice President

------------
(1) Date first appointed to serve as officer of an MFS fund. Each officer has served continuously since appointment.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e.,
    "public companies").

Each of the Trust's officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and with certain affiliates of MFS. The address of each officer is c/o MFS, 500 Boylston Street, Boston, Massachusetts 02116.

SHARE OWNERSHIP
The following table shows as of August 2, 2002 (i) the number and percentage of shares of the Trust owned by each Trustee and by the Trustees and executive officers as a group, and (ii) the dollar range of equity securities beneficially owned by each Trustee (a) of the Trust and (b), on an aggregate basis, in all MFS funds overseen by the Trustee.

The following dollar ranges apply:

    N.  None
    A.  $1 - $10,000
    B.  $10,001 - $50,000
    C.  $50,001 - $100,000
    D.  Over $100,000

                                                                                                             AGGREGATE DOLLAR RANGE
                                                                                           DOLLAR RANGE OF    OF EQUITY SECURITIES
                                                SHARES OF THE TRUST                             EQUITY          IN ALL MFS FUNDS
                                                BENEFICIALLY OWNED                          SECURITIES IN       OVERSEEN BY THE
NAME OF TRUSTEE                                         (1)           PERCENT OF THE TRUST    THE TRUST             TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
Jeffrey L. Shames                                        0                                        N                    D
John W. Ballen                                           0                                        N                    D
Kevin R. Parke                                           0                                        N                    D

NON-INTERESTED TRUSTEES
Lawrence H. Cohn, M.D.                               1,559.518             0.002408%              B                    D
The Hon. Sir J. David Gibbons, KBE                       0                                        N                    N
William R. Gutow                                         0                                        N                    D
J. Atwood Ives                                           0                                        N                    D
Abby M. O'Neill                                          0                                        N                    D
Lawrence T. Perera                                       0                                        N                    D
William J. Poorvu                                        0                                        N                    D
J. Dale Sherratt                                    10,282.417             0.015878%              C                    D
Elaine R. Smith                                          0                                        N                    D
Ward Smith                                               0                                        N                    D

TOTAL HOLDINGS OF TRUSTEES AND EXECUTIVE
  OFFICERS AS A GROUP                               11,841.935             0.018287%             N/A                  N/A

------------
(1) All shares are held with sole voting and investment power except to the extent that such powers may be shared by a family member or a trustee of a family trust.

INTERESTS OF CERTAIN PERSONS
As of August 2, 2002, to the best knowledge of the Trust, the following shareholders beneficially owned 5% or more of the outstanding shares of the Trust.

                                             NUMBER OF         PERCENT OF
                                            OUTSTANDING       OUTSTANDING
NAME AND ADDRESS OF SHAREHOLDER             SHARES OWNED      SHARES OWNED
------------------------------------------------------------------------------
Cede & Co. Fast
P.O. Box 20
Bowling Green Station
New York, NY 10274-0020                    54,340,085.004         84%

TRUSTEE COMPENSATION TABLE
The table below shows the cash compensation paid to the Trustees by the Trust for the fiscal year ended November 30, 2001. Interested Trustees do not receive any compensation from the Trust for their services as Trustees. The table includes information for several Trustees who retired at the end of 2001.

                                         TRUSTEE FEES FROM       TOTAL TRUSTEE FEES FROM THE
TRUSTEE                                    THE TRUST(1)           TRUST AND FUND COMPLEX(2)
-------------------------------------------------------------------------------------------------
Interested Trustees
John W. Ballen(3)                            $      0                     $      0
Kevin R. Parke(3)                            $      0                     $      0
Arnold D. Scott(4)                           $      0                     $      0
Jeffrey L. Shames                            $      0                     $      0

Non-Interested Trustees
Marshall N. Cohan(5)                          $14,775                     $187,650
Lawrence Cohn, M.D.                           $13,461                     $175,140
The Hon. Sir J. David Gibbons, KBE            $13,795                     $172,650
William R. Gutow(6)                           $     0                     $194,094
J. Atwood Ives(6)                             $     0                     $163,254
Abby M. O'Neill                               $13,775                     $172,150
Lawrence T. Perera(6)                         $     0                     $170,440
William J. Poorvu(6)                          $     0                     $174,008
Walter E. Robb, III(5)                        $14,944                     $196,640
J. Dale Sherratt                              $13,960                     $183,640
Elaine R. Smith(6)                            $     0                     $162,729
Ward Smith                                    $14,960                     $198,640

----------
(1) For the fiscal year ended November 30, 2001.
(2) Information is provided for calendar year 2001. Messrs. Ives, Perera and Poorvu and Ms. Smith served as Trustees of 45 Funds within the MFS Fund complex (having aggregate net assets at
    December 31, 2001 of approximately $57.1 billion). Dr. Cohn, Messrs. Cohan, Gibbons, Robb,
    Sherratt and Smith, and Ms. O'Neill served as Trustees of 43 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $29.6 billion).
    Mr. Gutow served as Trustee of 108 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $76.9 billion).
(3) These Trustees took office on January 1, 2002.
(4) Effective December 31, 2001, Mr. Scott retired as a Trustee.
(5) Effective December 31, 2001, these individuals retired as Trustees of the Trust. These
    Trustees are entitled to receive benefits under the Trust's retirement plan.
(6) These Trustees took office on January 1, 2002 and therefore did not receive compensation from the Trust for its last fiscal year. As noted above, certain of these Trustees did receive
    Trustees fees from other funds in the MFS Fund complex during the calendar year ended
    December 31, 2001.

Prior to December 31, 2001, the Trust had a retirement plan for non-interested Trustees and Trustees who were not officers of the Trust. Effective December 31, 2001, the Trust's retirement plan terminated, except with respect to those Trustees who retired on or before that date. The remaining Trustees who were previously covered under the retirement plan had their accrued benefits under the plan "rolled-over" into a deferred compensation arrangement along with other compensation to account for future benefits they would have received under the retirement plan if it had continued for such Trustees.

COMMITTEES
The Board of Trustees meets regularly throughout the year to discuss matters and take certain actions relating to the Trust. The Board has several standing committees, which are described below.

                                    NUMBER OF
                                MEETINGS IN LAST
NAME OF COMMITTEE                FISCAL YEAR(1)                    FUNCTIONS                           MEMBERS(2)
----------------------------------------------------------------------------------------------------------------------------
AUDIT COMMITTEE                           4         Provides oversight with respect to the accounting  Gutow(3), Poorvu(3),
                                                    and auditing procedures of the Trust and, among    Sherratt, E. Smith(3)
                                                    other things, considers the selection of the       and W. Smith
                                                    independent accountants for the Trust and the
                                                    scope of the audit, and considers the effect on
                                                    the independence of those accountants of any non-
                                                    audit services such accountants provide to the
                                                    Trust and any audit or non-audit services such
                                                    accountants provide to other MFS funds, MFS and/
                                                    or certain affiliates.

NOMINATING COMMITTEE                      1         Recommends qualified candidates to the Board in    All non-interested Trustees
                                                    the event that a position is vacated or created.   of the Board (Cohn, Gibbons,
                                                    The Nominating Committee would consider            Gutow, Ives, O'Neill,
                                                    recommendations by shareholders if a vacancy were  Perera, Poorvu, Sherratt,
                                                    to exist. Shareholders wishing to recommend        E. Smith and W. Smith)
                                                    Trustee candidates for consideration by the
                                                    Nominating Committee may do so by writing the
                                                    Trust's Secretary. Such suggestions must be
                                                    accompanied by complete biographical and
                                                    occupational data on the prospective nominee,
                                                    along with a written consent of the prospective
                                                    nominee to consideration of his or her name by
                                                    the Committee.

COMPENSATION COMMITTEE                    0         Administers and approves all elements of           All non-interested Trustees
                                                    compensation for the Trustees who are not          of the Board (Cohn, Gibbons,
                                                    "interested persons" of the Trust as defined in    Gutow, Ives, O'Neill,
                                                    the 1940 Act or affiliated with the Trust's        Perera, Poorvu, Sherratt,
                                                    investment adviser.                                E. Smith and W. Smith)


BLUE BOOK COMMITTEE                       0         Requests, reviews and considers the information    All non-interested Trustees
                                                    deemed reasonably necessary to evaluate the terms  of the Board (Cohn, Gibbons,
                                                    of the investment advisory agreement that the      Gutow, Ives, O'Neill,
                                                    Trust proposes to renew or continue, and to make   Perera, Poorvu, Sherratt,
                                                    its recommendations to the full Board of Trustees  E. Smith and W. Smith)
                                                    on these matters.

GOVERNANCE COMMITTEE                      0         Reviews and articulates the governance structure   Cohn, Ives, Poorvu, Shames*,
                                                    of the Board of Trustees. The Committee advises    Sherratt and W. Smith
                                                    and makes recommendations to the Board on matters
                                                    concerning directorship practices and
                                                    recommendations concerning the functions and
                                                    duties of the committees of the Board.

PORTFOLIO TRADING AND MARKETING           2         Reviews process and procedures, internal controls  Cohn, Gibbons, Ives, Perera
REVIEW COMMITTEE                                    and compliance monitoring relating to (i)          and O'Neill
                                                    portfolio trading, best execution and brokerage
                                                    costs and trade allocations, (ii) the production
                                                    and use of sales and marketing materials in
                                                    various forms of media and (iii) the Trust's
                                                    investment policies and practices.

PRICING COMMITTEE                         0         Reviews procedures for the valuation of            Parke*, Poorvu, Shames*,
                                                    securities and periodically reviews information    E. Smith and W. Smith
                                                    from MFS regarding fair value and liquidity
                                                    determinations made pursuant to the board-
                                                    approved procedures, and makes related
                                                    recommendations to the full Board and, if
                                                    requested by MFS, assists MFS's internal
                                                    valuation committee and/or the full Board in
                                                    resolving particular valuation matters.

------------
(1) The Compensation Committee, Blue Book Committee and Governance Committee were established on January 1, 2002.
(2) Information about each committee member is set forth above on pages 3 and 4.
(3) These individuals became members of the Audit Committee effective January 1, 2002.
  * "Interested person" of MFS within meaning of the 1940 Act.

The Trust held six board meetings during the Trust's fiscal year ended November 30, 2001. Each Trustee attended at least 75% of the board and applicable committee meetings noted.

The Board has adopted a written charter for the audit committee that was previously included as an appendix to the Trust's proxy statement as required by applicable rules. The charter most recently was included in the Trust's 2001 proxy statement.

The Audit Committee consists only of Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and who are independent of the Trust as defined by New York Stock Exchange Listing Standards. The Audit Committee's report on the Trust's most recent audited financials is included in Item 2 above.

The Trust's declaration of trust currently provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is finally adjudicated or, in case of a settlement, it has been determined by Trustees not involved in the matter or independent legal counsel, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that they engaged in willful misfeasance or acted with bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

INVESTMENT ADVISER AND ADMINISTRATOR
The Trust engages as its investment adviser and administrator MFS, a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is an 88% owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., 500 Boylston Street, Boston Massachusetts 02116, which is in turn a wholly-owned subsidiary of Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc., One SunLife Executive Park, Wellesley Hills, Massachusetts 02481. Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc., is a wholly-owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, 14th Floor, Toronto, Canada MSH 1J9, which in turn is a wholly-owned subsidiary of Sun Life Financial Services of Canada, Inc., at the same address.

MANNER OF VOTING PROXIES
All proxies received by the management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted for the election of Messrs. Gutow, Ives and Shames and Ms. O'Neill as Trustees of the Trust (if still available for election) and ratification of the selection of Ernst & Young LLP as independent auditors.

All proxies voted, including proxies that reflect abstentions or the withholding of authority to vote for a nominee for election as Trustee, will be counted toward establishing a quorum. Passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. With respect to the election of Trustees and the ratification of public accountants, neither withholding authority to vote nor abstentions have any effect on the outcome of the voting on either item.

The Trust knows of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any nominee is not available for election or if any other matters properly come before the Meeting, it is the Trust's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

SUBMISSION OF PROPOSALS
Proposals of shareholders which are intended to be presented at the 2003 Annual Meeting of Shareholders must be received by the Trust on or prior to April 13, 2003.

SECTION 16(a) -- BENEFICIAL OWNERSHIP REPORTING COMPLIANCE Section 16(a) of the Securities Exchange Act of 1934 requires Trustees, directors and certain officers of the Trust and MFS, and persons who own more than ten percent of the Trust's shares, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (SEC) and the New York Stock Exchange. Such persons are required by SEC regulation to furnish the Trust with copies of all
Section 16(a) forms they file.

Based solely on review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Trust with respect to its most recent fiscal year, or written representations that no Forms 5 were required, the Trust believes that, during the year ended November 30, 2001, all Section 16(a) filing requirements applicable to trustees, directors and certain officers of the Trust and the Adviser and greater than ten percent beneficial owners were complied with.

ADDITIONAL INFORMATION
The expense of the preparation, printing and mailing of the enclosed form of proxy, this Notice and Proxy Statement, and any tabulation costs will be borne by the Trust.


              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY


August 15, 2002                                       MFS CHARTER INCOME TRUST

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                                 MFS(R) CHARTER
                                 INCOME TRUST
               500 Boylston Street, Boston, Massachusetts 02116


                                 MFS(R) CHARTER
                                  INCOME TRUST
                               500 Boylston Street
                           Boston, Massachusetts 02116


                                 Proxy Statement


                           For the 2002 Annual Meeting
                          of Shareholders to be held on
                                 October 1, 2002

                                                        MCIT-PROXY-08/02/48M

  [logo] M F S(R)                                               ------------
INVESTMENT MANAGEMENT                                           FIRST CLASS
 P.O. BOX 9131                                                  U.S. POSTAGE
HINGHAM, MA 02043-913                                               PAID
                                                                   PROXY 1
                                                                 TABULATOR
                                                                ------------
           Please fold and detach card at perforation before mailing

        THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE TRUST.

MFS CHARTER INCOME TRUST                    PROXY FOR A MEETING OF SHAREHOLDERS
                                                  TO BE HELD ON OCTOBER 1, 2002

The undersigned hereby appoints James R. Bordewick, Jr., Stephen E. Cavan, Richard M. Hisey, John W. Ballen, Kevin R. Parke and Jeffrey L. Shames and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of MFS Charter Income Trust, on Tuesday, October 1, 2002 at 9:30 a.m., Boston time, and at any adjournments thereof, all of the shares of the Trust which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

                                              THIS PROXY CARD IS VALID ONLY
                                                  WHEN SIGNED AND DATED.

                                        Date __________________
                                        Signature (PLEASE SIGN WITHIN BOX)
                                        --------------------------------------


                                        --------------------------------------
                                        NOTE: Please sign exactly as name
                                        appears on this card. All joint owners
                                        should sign. When signing as executor,
                                        administrator, attorney, trustee or
                                        guardian or as custodian for a minor,
                                        please give full title as such. If a
                                        corporation, please sign in full
                                        corporate name and indicate the signer's office. If a partnership, sign in the partnership name.

                                                                        MFS-MCR

            Please fold and detach card at perforation before mailing


                                   PLEASE FILL IN BOX(ES) AS SHOWN USING       X
                                   BLACK OR BLUE INK OR NUMBER 2 PENCIL.
                                   PLEASE DO NOT USE FINE POINT PENS.
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

YOUR TRUSTEES RECOMMEND THAT YOU VOTE FOR ALL ITEMS.         FOR ALL           WITHHOLD
                                                            NOMINEES         AUTHORITY TO
                                                         LISTED (EXCEPT      VOTE FOR ALL
                                                          AS MARKED TO         NOMINEES
                                                          THE CONTRARY
                                                            AT LEFT)
ITEM 1. To elect a Board of Trustees.
        NOMINEES: (01) William R. Gutow,                        ( )                ( )     1.
        (02) J. Atwood Ives (03) Abby M. O'Neill,
        (04) Jeffrey L. Shames

INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below.

-----------------------------------------------------
                                                                FOR     AGAINST     ABSTAIN

ITEM 2. To ratify the selection of Ernst & Young LLP            ( )       ( )         ( )   2.
        as the independent public accountants for the current
        fiscal year.
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                                                                            MCR